Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 1999
Current Due Period Ending                           Jul 31, 1999
Prior Distribution Date                             Jul 14, 1999
Distribution Date                                   Aug 13, 1999

Beginning Trust Principal Receivables           4,131,498,693.96
Average Principal Receivables                   4,130,593,246.88
FC&A Collections (Includes Recoveries)             63,953,339.31
Principal Collections                             126,063,460.22
Additional Balances                                54,118,984.50
Net Principal Collections                          71,944,475.72
Defaulted Amount                                   29,430,452.81
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,891,023.00

Beginning Participation Invested Amount           353,470,026.12
Beginning Participation Unpaid Principal          353,470,026.12
Balance
Ending Participation Invested Amount              344,795,001.37
Ending Participation Unpaid Principal Balance     344,795,001.37

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 353,470,026.12
Numerator for Fixed Allocation                    362,290,244.81
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Applicable Allocation Percentage                         8.5574%
Investor FC&A Collections                           5,472,722.00

Series Participation Interest Default Amount
Numerator for Floating Allocation                 353,470,026.12
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Floating Allocation Percentage                           8.5574%
Series Participation Interest Default Amount        2,518,471.88


Principal Allocation Components
Numerator for Floating Allocation                 353,470,026.12
Numerator for Fixed Allocation                    362,290,244.81
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.6326%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          353,470,026.12
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      1,914,629.31

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           8,675,024.75
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,156,552.87
or e]
(b) prior to Accelerated Amort. Date or not         6,156,552.87
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.5574%
(d) Net Principal Collections                      71,944,475.72
(e) after Accelerated Amort Date or Early Amort    11,056,901.31
Period, [f*g]
(f) Fixed Allocation Percentage                          8.7709%
(g) Collections of Principal
                                                  126,063,460.22

(h) Minimum Principal Amount, [Min(i,l)]            3,843,988.59
(i)  Floating Allocation Percentage of             10,787,713.03
Principal Collections
(j)  1.8% of the Series Participation Interest      6,362,460.47
Invested Amount
(k) Series Participation Interest Net Default       2,518,471.88
Payment Amount
(l)  the excess of (j) over (k)                     3,843,988.59

(m) Series Participation Interest Net Default       2,518,471.88
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,472,722.00
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,914,629.31
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,518,471.88
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  589,116.71
Excess [Sec. 4.11(a)(vi)]                             450,504.10

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1996-1  Owner
Trust Calculations
Due Period Ending        Jul 31,
                            1999
Payment Date             Aug 16,
                            1999

Calculation of
Interest Expense

Index (LIBOR)          5.180000%
Accrual end date,        Aug 16,
accrual beginning           1999
date and days in
Interest Period
                         Class A    Class B Certificate   Overcoll
                                                      s     Amount
Beginning Unpaid     183,728,936 123,714,509  12,371,451 33,655,130
Principal Balance
Previously unpaid           0.00       0.00        0.00
interest/yield
Spread to index            0.22%      0.60%       1.00%
Rate (capped at 13%,   5.400000%  5.780000%   6.180000%
15%, 16%)
Interest/Yield           881,899    635,618      67,961
Payable on the
Principal Balance
Interest on                    0          0           0
previously unpaid
interest/yield
Interest/Yield Due       881,899    635,618      67,961
Interest/Yield Paid      881,899    635,618      67,961

Summary

Beginning Security
Balance              183,728,936 123,714,509  12,371,451 33,655,130
Beginning Adjusted
Balance              183,728,936 123,714,509  12,371,451
Principal Paid
                       4,509,175  3,036,259     303,626    899,604
Ending Security
Balance              179,219,761 120,678,250  12,067,825 32,829,165
Ending Adjusted
Balance              179,219,761 120,678,250  12,067,825
Ending Certificate                              3.5000%
Balance as %
Participation
Interest Invested
Amount
Targeted Balance
                     179,293,401 120,678,250  12,067,825
Minimum Adjusted
Balance                          49,000,000   4,900,000 13,300,000
Certificate Minimum

Balance                                      10,448,668
Ending OC Amount as
Holdback Amount                                         32,829,165
Ending OC Amount as                                           0.00
Accelerated Prin
Pmts

Beginning Net Charge        0.00       0.00        0.00       0.00
offs
Reversals                   0.00       0.00        0.00       0.00
Charge offs                 0.00       0.00        0.00       0.00
Ending Net Charge           0.00       0.00        0.00       0.00
Offs

Interest/Yield Paid   $1.3814206 $4.6652673  $2.6697914
per $1000
Principal Paid per    $7.0632446 $22.2853439 $11.9277775

$1000

Series 1996-1  Owner Trust Calculations
Due Period                                             July 1999
Payment Date                                        Aug 16, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        8,675,024.75
September 3, 199(b) Series Participation Interest Charge Offs
         0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          73,639.59

Series Participation Interest Monthly Interest      1,914,629.31

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             881,898.89
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             635,617.66
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         67,960.50
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        4,435,535.74
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         3,036,258.66
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       303,625.87
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           899,604.48
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              73,639.59


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             255,512.67
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       899,604.48
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           73,639.59
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       825,964.89
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            3,045.88